UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: May 27, 2014

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2014, Registrant held its annual meeting of shareholders. Set forth below are the final voting results for each of the four proposals submitted to a vote of the shareholders.

Proposal One.  Election of Directors.  Each of the ten nominees listed below was elected a director of Registrant to hold office until the next annual meeting of the shareholders and until his or her successor has been duly elected and qualified.

Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
Michael J. Kowalski	101,615,505	3,693,159	324,043	7,518,533
Rose Marie Bravo	98,220,349	7,258,991	153,367	7,518,533
Gary E. Costley	103,877,257	1,585,410	170,040	7,518,533
Frederic P. Cumenal	102,878,376	2,567,712	186,619	7,518,533
Lawrence K. Fish	104,634,056	820,762	177,889	7,518,533
Abby F. Kohnstamm	102,501,525	2,915,439	215,743	7,518,533
Charles K. Marquis	101,657,519	3,818,880	156,308	7,518,533
Peter W. May	104,513,035	974,359	145,313	7,518,533
William A. Shutzer	102,946,112	2,518,198	168,397	7,518,533
Robert S. Singer	104,660,526	815,787	156,394	7,518,533

Proposal Two.  Ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Registrant's independent registered public accounting firm for the fiscal year ending January 31, 2015.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
109,841,575	3,170,349	139,316	---

Proposal Three.  Approval of the compensation paid to the Registrant's named executive officers in fiscal 2013.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
103,905,754	1,312,284	414,669	7,518,533

Proposal Four.  Approval of the 2014 Tiffany & Co. Employee Incentive Plan.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
96,764,609	8,702,935	165,163	7,518,533

Item 8.01    Other Events.

As noted in Item 5.07 above, on May 22, 2014 (the “Effective Date”), the shareholders of the Registrant approved the adoption of the 2014 Tiffany & Co. Employee Incentive Plan (the “2014 Incentive Plan”). The 2014 Incentive Plan, which became effective upon such approval, replaces the Amended and Restated 2005 Tiffany & Co. Employee Incentive Plan (the “2005 Incentive Plan”), under which no further awards may be granted after the Effective Date. Awards made under the 2005 Incentive Plan from February 1, 2014 through the Effective Date, will reduce the 8,650,000 shares available under the 2014 Incentive Plan by one share for every share subject to an award granted. Employees (including executive officers and directors who are also the Registrant’s employees) of the Registrant and any of its subsidiaries are eligible to participate in the 2014 Incentive Plan.  Non-employee directors of the Registrant are not eligible to participate, however the 2008 Tiffany & Co. Directors Option Plan will remain in full force and effect after the Effective Date.  The 2014 Incentive Plan is filed as Exhibit 10.31 to this Current Report on Form 8-K. The summary of the 2014 Incentive Plan set forth above is qualified in its entirety by reference to such exhibit.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

10.31	2014 Tiffany & Co. Employee Incentive Plan as adopted May 22, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: May 27, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.31	2014 Tiffany & Co. Employee Incentive Plan as adopted May 22, 2014.

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